First Quarter 2012 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Forward-looking Statements and Associated Risk
Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995,
and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in interest rates, which may affect our net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of our assets, including our investment securities; changes in the quality or composition of our loan or securities portfolios; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; our use of derivatives to mitigate our interest rate exposure; changes in competitive pressures among financial institutions or from non-financial institutions; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers;
changes in our customer base or in the financial or operating performances of our customers’ businesses; any interruption in customer service due to circumstances beyond our control; our ability to retain key members of management; potential exposure to unknown or contingent liabilities of companies we have acquired or may acquire in the future; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems;
operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent;
the ability to keep pace with, and implement on a timely basis, technological changes; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other changes pertaining to banking, securities, taxation, rent regulation and housing, financial accounting and reporting, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System; changes in accounting principles, policies, practices, or guidelines; additional FDIC special assessments or required assessment prepayments; any breach in performance by the Community Bank under our loss sharing agreements with the FDIC; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in regulatory expectations relating to predictive models we use in connection with stress testing and other forecasting or in the assumptions on which such modeling and forecasting is predicated; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, including the deposits we expect to assume from Aurora Bank
FSB, pending regulatory approval, and our ability to realize related revenue synergies and cost savings within expected time frames; changes in our credit ratings or in our ability to access the capital markets; war or terrorist activities; and other economic, competitive, governmental, regulatory, technological, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2011, including the section entitled “Risk Factors,” on file with the U.S. Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

New York Community Bancorp, Inc. Page 3
New York Community Bancorp ranks among the top 25
bank holding companies in the United States.
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 4/30/12.
Assets
With assets of $43.0 billion at 3/31/12, we are currently the
21st largest bank holding company in the nation.
(a)
Deposits
With deposits of $22.9 billion at 3/31/12 and 276 branches in
Metro New York, New Jersey, Ohio, Florida, and Arizona, we
currently rank 23rd among the nation’s largest depositories.
(a)
Multi-Family Loans
With a portfolio of $17.8 billion at the end of March, we are a leading producer of multi-family loans in New York City.
(a)
Market Capitalization
With a market cap of $6.1 billion at 3/31/12, we rank 18th
among the nation’s publicly traded banks and thrifts.
(a)
Total Return on Investment
From 11/23/93 through 3/31/12, we provided our investors with a total return on investment of 3,076%.
(b)
(a) SNL Financial
(b) Bloomberg

New York Community Bancorp, Inc. Page 4
Largely reflecting our growth-through-acquisition
strategy, we currently have 276 locations in five states.
Metro New York
123 Community Bank Branches
34 Commercial Bank Branches
Ohio
28 Community Bank Branches
New Jersey
51 Community Bank Branches
Florida
26 Community Bank Branches
Arizona
14 Community Bank Branches

1st Quarter 2012 Performance Highlights

New York Community Bancorp, Inc. Page 6
We generated solid earnings in 1Q 2012.
(a) Operating earnings are a non-GAAP financial measure. Please see page 35 for a reconciliation of our GAAP and operating earnings.
(b) Tangible capital is a non-GAAP financial measure. Please see page 38 for reconciliations of our GAAP and non-GAAP financial measures.
(c) Please see page 36 for a reconciliation of our GAAP and operating efficiency ratios.
(dollars in thousands, except per share data)
1Q 2012
GAAP Operating
(a)
Solid Profitability Measures:
Earnings $118,253 $117,810
EPS $0.27 $0.27
Return on average tangible assets
(b)
1.24% 1.23%
Return on average tangible stockholders’ equity
(b)
15.95% 15.90%
Margin Stability:
Net interest margin 3.24% 3.24%
Continued Efficiency:
Efficiency ratio
(c)
41.39% 41.47%
Performance Highlights

New York Community Bancorp, Inc. Page 7
Our 3/31/12 balance sheet reflects continued
strength.
Performance Highlights: 12/31/11 3/31/12
Loans, net / total assets 71.7% 71.0%
Securities / total assets 10.8 11.3
Deposits / total assets 53.0 53.3
Core deposits / total deposits 66.9 67.3
Wholesale borrowings / total assets 32.0 32.0

New York Community Bancorp, Inc. Page 8
Our asset quality measures continue to compare
favorably with those of our industry as a whole.
At or for the Three Months Ended
3/31/12 12/31/11
Asset Quality: NYB
SNL U.S. Bank
and Thrift
Index NYB
SNL U.S. Bank
and Thrift
Index
Non-performing loans
(a)(b)
/ total loans
(a)
1.15% 2.25% 1.28% 2.60%
Non-performing assets
(c)
/ total assets
(c)
0.93 1.70 1.07 1.30
Net charge-offs / average loans
(d)
0.05 0.34 0.07 0.39
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.
(d) Non-annualized

New York Community Bancorp, Inc. Page 9
(a) Tangible assets and tangible equity are non-GAAP financial measures.  Please see page 37 for a reconciliation of our GAAP and non-GAAP capital measures.
(dollars in billions)
12/31/11 3/31/12
Tangible equity / tangible assets excluding accumulated
other comprehensive loss, net of tax
(a)
7.95% 7.79%
Tangible equity / tangible assets
(a)
7.78% 7.64%
Tangible stockholders’ equity
(a)
$3.1 $3.1
We continue to maintain a strong capital position.
12/31/11 3/31/12
Community Bank Commercial Bank Community Bank Commercial Bank
Leverage capital ratio 8.46% 13.01% 8.47% 13.35%
Tier 1 capital ratio 12.78
17.01
12.63
16.89
Total capital ratio 13.42
17.69
13.27
17.55

A Successful Business Model

New York Community Bancorp, Inc. Page 11
Our business model has consistently focused on
building value.
Multi-Family Lending
Multi-family loans represented $17.8 billion, or 66.9%, of total loans held for investment at 3/31/12.
Strong Credit Standards/
Superior Asset Quality
Net charge-offs represented 0.05% of average loans in 1Q
2012, reflecting linked-quarter and year-over-year improvements of 2 and 9 basis points.
Residential Mortgage
Banking
Since acquiring our residential mortgage banking platform in
December 2009, we have aggregated $21.2 billion of 1-4 family loans for sale and generated mortgage banking income of
$311.9 million.
Efficient Operation
Our efficiency ratio has consistently ranked in the top 1% of all banks and thrifts and was 41.39% in the first quarter of 2012.
Growth through
Acquisitions
We completed ten acquisitions from 2000 to 2010.  On March
30, 2012, we announced plans to assume approximately $2.3
billion of deposits from Aurora Bank FSB in 2Q 2012, pending regulatory approval.

Multi-Family Loan Production

New York Community Bancorp, Inc. Page 13
Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.
64.2% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents.
(a)
Rent-regulated buildings are more likely to retain their tenants and, therefore, their revenue stream in a downward credit cycle.
Our focus on multi-family lending in this niche market has
contributed to our record of asset quality.
Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.
(a)
Source:  New York City Rent Guidelines Board 2011 Housing Supply Report

New York Community Bancorp, Inc. Page 14
Our multi-family and commercial real estate loans
feature the same structure.
Terms:
• Years 1-5:  Fixed rate tied to the FHLB-NY 5-year fixed
• Years 6-10:
• Option 1 – Annually adjustable rate at a spread above
prime; or
• Option 2 – Fixed rate at a spread above the fixed
advance rate of the FHLB-NY plus 1 point of the then-
outstanding loan balance;
• Both – floor equal to the fixed rate in years 1-5
Prepayment Penalties:
• Range from 5 points to 1 point in years 1-5, and again in
years 6-10 when Option 2 (fixed rate) is taken
• Recorded as interest income
advance rate plus a spread

New York Community Bancorp, Inc. Page 15
(in millions)
Multi-Family Loan Portfolio
We are the leading producer of multi-family loans
for portfolio in New York City.
Portfolio Statistics at 3/31/12:
•
% of loans held for investment = 66.9%
•
Average principal balance = $4.1 million
•
Expected weighted average life = 2.9 years
•
1Q 2012 originations = $1.1 billion
•
% of our multi-family loans located in NYC = 79.8%
$15,726
$16,736
$16,802
$17,433
$17,769
12/31/08 12/31/09 12/31/10 12/31/11 3/31/12

New York Community Bancorp, Inc. Page 16
Our CRE loans are typically collateralized by office buildings, retail centers, mixed-use buildings, and multi-tenanted light industrial properties.
Portfolio Statistics at 3/31/12:
•
% of loans held for investment = 28.5%
•
Average principal balance = $4.3 million
•
Expected weighted average life = 3.1 years
•
1Q 2012 originations = $916.3 million
•
% of our CRE loans located in NYC = 74.3%
Commercial Real Estate
Loan Portfolio
(in millions)
$4,551
$4,987
$5,438
$6,856
$7,578
12/31/08 12/31/09 12/31/10 12/31/11 3/31/12

Asset Quality

New York Community Bancorp, Inc. Page 18
The quality of our assets has improved dramatically
since 12/31/10.
Non-Performing Assets
(c)
/ Total Assets
(c)
Non-Performing Loans
(a)(b)
/ Total Loans
(a)
Y-O-Y IMPROVEMENT
at 3/31/12
NPLs / Total Loans: 148 bp
NPAs / Total Assets: 83 bp
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.
2.63%
2.57%
2.05%
1.66%
1.28%
1.15%
1.77%
1.76%
1.53%
1.37%
1.07%
0.93%
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12

New York Community Bancorp, Inc. Page 19
We have been distinguished by our low level of net charge-offs in downward credit cycles, and by 52 consecutive quarters with no losses on assets generated by the Company. (a)
Net Charge-Offs / Average Loans
NYB SNL U.S. Bank and Thrift Index
(a) 1Q 1995 – 4Q 2007
Last Credit Cycle
5-Year Total
NYB:  17 bp
SNL U.S. Bank and Thrift Index:  540 bp
4.25-Year Total
NYB:  77 bp
SNL U.S. Bank and Thrift Index:  947 bp
Current Credit Cycle
0.54%
1.28%
1.50%
1.17%
0.91%
1.63%
2.84%
2.89%
1.77%
0.34%
0.00% 0.00%
0.04%
0.07%
0.06%
0.03%
0.13%
0.21%
0.35%
0.05%
1989 1990 1991 1992 1993 2008 2009 2010 2011 1Q 2012

The quality of our loan portfolio continues to exceed
that of our industry.
Non-Performing Loans
(a)(b)
/ Total Loans
(a)
NYB SNL U.S. Bank and Thrift Index
Last Credit Cycle
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
2.91%
4.00%
4.05%
3.41%
2.35%
2.71%
4.17%
3.56%
2.60%
2.25%
1.46%
2.48%
2.10%
2.83%
1.51%
0.51%
2.47%
2.63%
1.28%
1.15%
12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12
New York Community Bancorp, Inc. Page 20
Current Credit Cycle

New York Community Bancorp, Inc. Page 21
Historically and currently, few of our non-performing
loans have resulted in charge-offs.
At or for the 12 Months Ended December 31,
At or for the
3 Months Ended
Last Credit Cycle
(a)
Current Credit Cycle
(a)
1989 1990 1991 1992 1993 2008 2009 2010 2011 1Q 2012
NPLs (b)(c) / Total Loans (b) 1.46% 2.48% 2.10% 2.83% 1.51% 0.51% 2.47% 2.63% 1.28% 1.15%
NCOs / Average Loans 0.00% 0.00% 0.04% 0.07% 0.06% 0.03% 0.13% 0.21% 0.35% 0.05% (d)
Difference 146 bp 248 bp 206 bp 276 bp 145 bp 48 bp 234 bp 142 bp 93 bp 110 bp
(a) Prior to 2009, the Company had no covered loans.
(b) Non-performing loans and total loans exclude covered loans.
(c) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(d) Non-annualized.

New York Community Bancorp, Inc. Page 22
The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.
CONSERVATIVE UNDERWRITING
• Conservative loan-to-value ratios
• Conservative debt coverage ratio: 120%, except
for commercial real estate (“CRE”) loans: 130%
• Multi-family and CRE loans are based on the
lower of economic or market value.
ACTIVE BOARD INVOLVEMENT
• All loans originated for portfolio are approved by
the Mortgage or Credit Committee (a majority of
the Board of Directors).
• A member of the Mortgage or Credit Committee
participates in inspections on multi-family loans
in excess of $4.0 million, and CRE and
acquisition, development, and construction
(“ADC”) loans in excess of $2.5 million.
MULTIPLE APPRAISALS
• All properties are appraised by independent
appraisers.
• All independent appraisals are reviewed by in-
house appraisal officers.
RISK-AVERSE MIX OF
LOANS HELD FOR INVESTMENT
• Multi-family:  66.9%
• CRE:  28.5%
• Commercial and Industrial:  2.2%
• ADC:  1.7%
• One-to-Four Family:  0.4%

The loans and OREO acquired in our FDIC-assisted transactions are covered by loss sharing agreements, thus mitigating credit risk.
(in millions)
1-4 Family
$3,366.4
Other
Loans
$386.6
OREO
$71.4
1-4 Family
$3,874.6
OREO
$62.4
Other
Loans
$423.3
Total covered assets:  $4.7 billion
1-4 Family
$4,347.2
Other
Loans
$309.7
% of total assets:  11.1%
Total covered assets:  $4.4 billion
% of total assets:  10.4%
Total covered assets:  $3.8 billion
% of total assets:  9.1%
1-4 Family
$3,275.1
Other
Loans
$368.7
OREO
$57.7
Total covered assets:  $3.7 billion
% of total assets:  8.6%
12/31/09
Covered Assets
12/31/10 12/31/11 3/31/12
New York Community Bancorp, Inc. Page 23

Residential Mortgage Banking

New York Community Bancorp, Inc. Page 25
Our residential mortgage banking platform is a leading
aggregator of agency-conforming one-to-four family loans.
(in millions)
• New 1-4 family loan registrations in 1Q 2012 = $3.3 billion
• % sold to GSEs = 98%
• Average FICO = 773
• Average loan-to-value ratio = 68.0%
• Rank among U.S. residential loan aggregators = #14 (est.)
• 1Q 2012 mortgage banking income from originations = $40.0
million
At or for the 3 months ended 3/31/12:
• Loans can be originated/purchased in all 50 states.
Loan production is driven by our proprietary real time, web-
accessible mortgage banking technology platform.
• Our proprietary business process securely controls the
lending process, while mitigating business and regulatory
risks.
• As a result, our clients cost-effectively compete with the nation’s largest mortgage lenders.
• 950 approved clients include community banks, credit
unions, mortgage companies, and mortgage brokers.
• The vast majority of loans funded are agency- eligible 1- 4 family loans.
• 100% of loans funded are full documentation, prime credit
loans
Features:
$1,482.7
$1,139.2
$1,786.4
$2,724.4
$2,427.0
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012
Funded 1-4 Family
Loan Production
•

Efficiency

New York Community Bancorp, Inc. Page 27
Our efficiency is driven by several factors.
(a) Please see page 36 for a reconciliation of our GAAP and operating efficiency ratios.
Franchise expansion has largely stemmed
from mergers and acquisitions; we
generally do not engage in de novo branch
development.
Multi-family and commercial real estate
lending are both broker-driven, with the
borrower paying fees to the mortgage
brokerage firm, rather than the bank.
Products and services are typically
developed by third-party providers and the
sale of these products generates additional
revenues.
42 of our branches are located in-store,
where rental space is less costly, enabling
us to supplement the service provided by
our traditional branches more efficiently.
We acquire our deposits primarily through
earnings-accretive acquisitions rather than
by paying above-market rates.
NYB
(a)
SNL U.S. Bank and Thrift Index
Efficiency Ratio
58.80%
65.92%
67.93%
35.88%
40.67%
41.47%
2010 2011 1Q 2012

Growth through Acquisitions

We have completed 10 acquisitions since 2000.
Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.
Transaction Type:  Savings Bank Commercial Bank Branch FDIC
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches:
43
2.  July 2001
Richmond
County Financial
Corp. (RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches:
24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches:
38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches:
9
5.  April 2006
Atlantic Bank of
New York
(ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches:
14
6.  April 2007
PennFed
Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches:
23
7.  July 2007
NYC branch
network of Doral
Bank, FSB
(Doral-NYC)
Assets:
$485 million
Deposits:
$370 million
Branches:
11
8.  Oct. 2007
Synergy
Financial Group,
Inc. (SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches:
20
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches:
64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches:
3
New York Community Bancorp, Inc. Page 29

Our deposit growth has been largely acquisition-
driven.
(in millions)
$12,168 $12,694
Total Deposits:
152 166 Total Branches:
$22,274 $13,236
217
$22,316
276
$10,360
139
$5,472
120
$3,268
86
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/
PFSB,
Doral,
& SYNF
w/
AmTrust
275
$21,809
276
w/ Desert
Hills
Deposits
$22,941
276
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/11 3/31/12
CAGRs
Total deposits: 17.2%
Core deposits: 21.7%
Demand deposits: 24.5%
$1,874
$2,408
$4,362
$5,247
$5,945
$6,913
$9,054
$7,835
$7,373
$7,500
$1,223
$2,609
$5,278
$6,015
$5,554
$4,975
$11,494
$12,122
$12,711
$12,930
$171
$455
$720
$906
$1,195
$1,348
$1,768
$1,852
$2,190
$2,511
CDs
NOW, MMAs, and Savings
Demand deposits
New York Community Bancorp, Inc. Page 30

(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, $7.2 billion in 2011, and $2.5 billion in 1Q 2012.
Acquisitions have provided much of the funding for
the organic growth of our loan portfolio.
(in millions)
Loans Outstanding
$17,029 $19,653
Total Loans:
$6,332 $4,971 Total Originations:
(a)
$29,212
$15,193
$20,363
$4,853
$28,393
$4,280
$10,499
$4,330
$5,405
$1,150
$3,636
$616
CAGRs
Multi-family loans: 19.8%
Total loans: 19.0%
$30,323
$16,139
$30,708
$4,625
New York Community Bancorp, Inc. Page 31
$1,946
$3,255
$7,368
$12,854
$14,529
$14,055
$16,736 $16,802
$17,433
$17,769
$324
$566
$1,445
$2,888
$3,114
$3,826
$4,987
$5,438
$6,856
$7,578
$1,366
$1,584
$1,686
$1,287
$2,010
$2,482
$1,654
$1,467
$1,244
$1,213
$1,207
$1,037
$504
$5,016
$4,298
$3,753
$3,644
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/11 3/31/12
After
Desert Hills
After
AmTrust
After
PFSB,
Doral, &
SYNF
After
ABNY
After
LICB
After
RSLN
After
RCBK
After
HAVN
Held-For-Investment Loans
Multi-Family
CRE
All Other Held-for-Investment Loans
Loans Held for Sale
Covered Loan Portfolio

Total Return on Investment

Our quarterly cash dividends are a significant component of
our commitment to building value for our investors.
CAGR since IPO:
29.4%
(a) Bloomberg
Total Return on Investment
244%
614%
444%
213% 209%
245%
168%
244%
717%
2,479%
2,885%
2,059%
2,754%
3,843%
2,670%
3,076%
11/23/93 12/31/99 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12
As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.
New York Community Bancorp, Inc. Page 33
SNL U.S. Bank and Thrift Index
NYB
(a)

New York Community Bancorp, Inc. Page 34
4/30/12
For More Information
Visit our web site:
ir.myNYCB.com
E-mail requests to:
ir@myNYCB.com
Call Investor Relations at:
(516) 683-4420
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590

New York Community Bancorp, Inc. Page 35
Reconciliation of GAAP and Operating Earnings
Operating earnings are non-GAAP financial measures. The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended March 31, 2012.
(in thousands, except per share data)
For the Three Months Ended
March 31, 2012
GAAP Earnings $118,253
Adjustments to GAAP earnings:
Gain on sales of securities (718)
Income tax effect 275
Operating earnings $117,810
Diluted GAAP Earnings per Share $0.27
Adjustments to diluted GAAP earnings per share:
Gain on sales of securities --
Diluted operating earnings per share $0.27

New York Community Bancorp, Inc. Page 36
Reconciliations of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 2010 and 2011, and for the three months ended March 31, 2012.
For the Three Months Ended
March 31, 2012
For the Years Ended December 31,
2011 2010
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating
Total net interest income and non-interest income $350,410 $350,410 $1,435,746 $1,435,746 $1,517,886 $1,517,886
Adjustments:
Gain on debt repurchases/exchange -- -- -- -- -- (2,441)
Gain on business acquisitions -- -- -- -- -- (2,883)
Gain on business disposition -- -- -- (9,823) -- --
Net gain on sales of securities -- (718) -- (36,608) -- (22,438)
Loss on other-than-temporary impairment of securities -- -- -- 18,124 -- --
Adjusted total net interest income and non-interest income $350,410 $349,692 $1,435,746 $1,407,439 $1,517,886 $1,490,124
Operating expenses $145,018 $145,018 $574,683 $574,683 $546,246 $546,246
Adjustments:
Acquisition-related costs -- -- -- -- -- (11,545)
Severance charges -- -- -- (2,300) -- --
Adjusted operating expenses $145,018 $145,018 $574,683 $572,383 $546,246 $534,701
Efficiency ratio 41.39% 41.47% 40.03% 40.67% 35.99% 35.88%

New York Community Bancorp, Inc. Page 37
Reconciliations of GAAP and Non-GAAP Capital
Measures
(dollars in thousands)
March 31,
2012
December 31,
2011
Total stockholders’ equity $ 5,579,941 $ 5,565,704
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (46,508) (51,668)
Tangible stockholders’ equity $ 3,097,302 $ 3,077,905
Total assets $43,038,151 $42,024,302
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (46,508) (51,668)
Tangible assets $40,555,512 $39,536,503
Stockholders’ equity to total assets 12.97% 13.24%
Tangible stockholders’ equity to tangible assets 7.64% 7.78%
Tangible stockholders’ equity $3,097,302 $3,077,905
Accumulated other comprehensive loss, net of tax 68,702 71,910
Adjusted tangible stockholders’ equity $3,166,004 $3,149,815
Tangible assets $40,555,512 $39,536,503
Accumulated other comprehensive loss, net of tax 68,702 71,910
Adjusted tangible assets $40,624,214 $39,608,413
Adjusted tangible stockholders’ equity to adjusted tangible assets 7.79% 7.95%
Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP capital measures. The following table presents reconciliations of our GAAP and non-GAAP capital measures at December 31, 2011 and March 31, 2012.

New York Community Bancorp, Inc. Page 38
Reconciliations of GAAP and Non-GAAP Financial
Measures
(dollars in thousands)
For the Three Months Ended
March 31, 2012
Average Stockholders’ Equity $ 5,528,296
Less: Average goodwill and core deposit intangibles (2,486,018)
Average tangible stockholders’ equity $ 3,042,278
Average Assets $41,775,013
Less: Average goodwill and core deposit intangibles (2,486,018)
Average tangible assets $39,288,995
Net Income $118,253
Add back: Amortization of core deposit intangibles, net of tax 3,095
Adjusted net income $121,348
Operating Income $117,810
Add back: Amortization of core deposit intangibles, net of tax 3,095
Adjusted operating income $120,905
Return on average assets 1.13%
Operating return on average assets 1.13
Return on average tangible assets 1.24
Operating return on average tangible assets 1.23
Return on average stockholders’ equity 8.56
Operating return on average stockholders’ equity 8.52
Return on average tangible stockholders’ equity 15.95
Operating return on average tangible stockholders’ equity 15.90
Average tangible stockholders’ equity and average tangible assets are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with our GAAP measures for the three months ended March 31, 2012.